Filed Pursuant to Rule 497(a)

Registration No. 333-231221

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

FS KKR Capital Corp (“FSK”), expected ratings Baa3 Stable (Moody’s) / BBB- Stable (Fitch)*, has asked J.P. Morgan, SMBC Nikko and SunTrust Robinson Humphrey to arrange a series of fixed income investor calls on Thursday, June 27th. A senior unsecured notes offering may follow, subject to market conditions. J.P. Morgan will be coordinating logistics.

The company will be represented by:

•	Brian Gerson, Head of Private Credit, FS

•	Ryan Wilson, Director KKR Credit

•	Robert Paun, Investor Relations

•	Chris Condelles, Head of Capital Markets, FS

Call schedule: Thursday, June 27th:

(All times in EST)

•	9:00-9:45am

•	9:45-10:30am

•	2:30-3:15pm

•	3:15-4:00pm

•	4:00-5:00pm

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of FSK before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission, which will contain this and other information about FSK and should be read carefully before investing.

The information in any preliminary prospectus supplement and an accompanying prospectus, when available, and in this announcement is not complete and may be changed. Any preliminary prospectus supplement and an accompanying prospectus, when available, and this announcement are not offers to sell any securities of FSK and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

FSK’s shelf registration statement is on file and was deemed immediately effective upon filing with the Securities and Exchange Commission. Any offering of FSK’s securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, copies of a preliminary prospectus supplement and an accompanying prospectus may be obtained from J.P. Morgan Securities LLC, 383 Madison Avenue, New York NY 10179, Attn: Investment Grade Syndicate Desk, or via phone at 212-834-4533; or SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Securities Operations, 1-888-868-6856, prospectus@smbcnikko-si.com; or SunTrust Robinson Humphrey, Inc., 303 Peachtree Street, Atlanta, GA 30308, Attn: Prospectus Department, email: STRHdocs@SunTrust.com or phone: (800) 685-4786.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.